COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2021 (Unaudited)

		Shares	Value
COMMON STOCK	68.2%
COMMUNICATIONS—TOWERS	10.6%
American Tower Corp.(a),(b)		306,938	$81,464,414
Crown Castle International Corp.(a),(b)		206,102	35,721,599
SBA Communications Corp.(a),(b)		51,710	17,093,775

			134,279,788

REAL ESTATE	57.6%
DATA CENTERS	6.5%
CyrusOne, Inc.(a),(b)		355,017	27,481,866
Digital Realty Trust, Inc.(a)		135,991	19,643,900
Equinix, Inc.(a)		44,262	34,972,734

			82,098,500

HEALTH CARE	8.6%
Healthcare Trust of America, Inc., Class A		461,914	13,700,369
Healthpeak Properties, Inc.(a),(b),(c)		998,181	33,419,100
Ventas, Inc.(a),(b)		562,287	31,043,865
Welltower, Inc.		386,692	31,863,421

			110,026,755

HOTEL	2.2%
DiamondRock Hospitality Co.(d)		683,534	6,459,396
Host Hotels & Resorts, Inc.(a),(b),(d)		1,333,895	21,782,506

			28,241,902

INDUSTRIALS	7.7%
Americold Realty Trust(a),(b)		498,287	14,475,237
BG LLH, LLC (Lineage Logistics)(e),(f)		61,115	4,598,866
Duke Realty Corp.(a),(b)		627,573	30,041,920
Prologis, Inc.(a)		389,135	48,809,203

			97,925,226

NET LEASE	6.8%
NETSTREIT Corp.(a)		249,581	5,902,590
Spirit Realty Capital, Inc.(a),(b)		318,368	14,657,663
VEREIT, Inc.(a),(b)		724,742	32,780,081
VICI Properties, Inc.(a),(b)		1,177,068	33,440,502

			86,780,836

OFFICE	0.8%
Cousins Properties, Inc.		155,571	5,801,243

		Shares	Value
Kilroy Realty Corp.		61,787	$4,090,917

			9,892,160

RESIDENTIAL	11.0%
APARTMENT	7.1%
Apartment Income REIT Corp.(a),(b)		305,090	14,891,443
Essex Property Trust, Inc.(a)		102,433	32,751,927
UDR, Inc.(a),(b)		809,026	42,862,198

			90,505,568

MANUFACTURED HOME	2.0%
Sun Communities, Inc.(a),(b)		134,397	24,876,885

SINGLE FAMILY	1.9%
Invitation Homes, Inc.(a),(b)		625,585	23,978,673

TOTAL RESIDENTIAL			139,361,126

SELF STORAGE	6.1%
Extra Space Storage, Inc.(a)		183,829	30,881,434
Public Storage(c)		157,674	46,844,945

			77,726,379

SHOPPING CENTERS	4.5%
COMMUNITY CENTER	1.2%
Kimco Realty Corp.		706,301	14,655,746

REGIONAL MALL	3.3%
Simon Property Group, Inc.(a)		324,927	42,230,762

TOTAL SHOPPING CENTERS			56,886,508

SPECIALTY	1.1%
Lamar Advertising Co., Class A		122,750	13,925,987

TIMBER	2.3%
Weyerhaeuser Co.(a),(b)		826,907	29,413,082

TOTAL REAL ESTATE			732,278,461

TOTAL COMMON STOCK (Identified cost—$567,767,179)			866,558,249

PREFERRED SECURITIES—$25 PAR VALUE	13.6%
BANKS	3.4%
Bank of Hawaii Corp., 4.375%, Series A(g)		81,227	2,073,725
Dime Community Bancshares, Inc., 5.50%, Series A(g)		89,986	2,312,640
First Citizens BancShares, Inc./NC, 5.375%, Series A(g)		61,685	1,682,767
First Horizon Corp., 4.70%, Series F(g)		102,800	2,684,108

		Shares	Value
First Republic Bank/CA, 4.00%, Series M(g)		102,221	$2,486,015
Fulton Financial Corp., 5.125%, Series A(g)		37,800	1,010,772
Huntington Bancshares, Inc., 5.70%, Series C(g)		73,000	1,934,500
JPMorgan Chase & Co., 4.20%, Series MM(g)		169,200	4,272,300
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series A(g),(h)		62,121	1,779,145
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(g),(h)		149,000	4,234,580
Signature Bank/New York NY, 5.00%, Series a(g)		134,588	3,512,747
Synovus Financial Corp., 5.875% to 7/1/24, Series E(g),(h)		47,000	1,281,690
Texas Capital Bancshares, Inc., 5.75%, Series B(g)		142,300	3,752,451
Washington Federal, Inc., 4.875%, Series A(g)		86,200	2,256,716
Wells Fargo & Co., 4.25%, Series DD(g)		81,868	2,049,975
Wells Fargo & Co., 4.75%, Series Z(a),(g)		144,893	3,794,747
Western Alliance Bancorp, 4.25% to 9/30/26, Series A(g),(h)		80,075	2,079,548

			43,198,426

ELECTRIC	0.8%
CMS Energy Corp., 4.20%, Series C(g)		134,902	3,367,154
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73(a),(h)		122,977	3,294,554
Southern Co./The, 4.95%, due 1/30/80, Series 2020(a)		108,800	2,877,760

			9,539,468

ELECTRIC—FOREIGN	0.4%
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)		81,825	2,129,086
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(g)		93,591	2,391,250
Brookfield Renewable Partners LP, 5.25%, Series 17 (Canada)(g)		9,364	247,210

			4,767,546

FINANCIAL	1.8%
DIVERSIFIED FINANCIAL SERVICES	0.8%
Apollo Global Management, Inc., 6.375%, Series B(g)		54,970	1,489,687
Carlyle Finance LLC, 4.625%, due 5/15/61		4,894	125,384
Federal Agricultural Mortgage Corp., 4.875%, Series G(g)		155,200	4,033,648
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61		77,555	2,027,288
Synchrony Financial, 5.625%, Series A(g)		90,000	2,399,400

			10,075,407

		Shares	Value
INVESTMENT ADVISORY SERVICES—FOREIGN	0.3%
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(g)		78,000	$2,010,840
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)		88,400	2,269,228

			4,280,068

INVESTMENT BANKER/BROKER	0.7%
Charles Schwab Corp./The, 4.45%, Series J(g)		99,082	2,595,949
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(g),(h)		91,150	2,554,023
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b),(g),(h)		90,557	2,585,402
Morgan Stanley, 5.85% to 4/15/27, Series K(g),(h)		59,056	1,749,829

			9,485,203

TOTAL FINANCIAL			23,840,678

INDUSTRIALS—CHEMICALS	0.7%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(g),(h)		135,908	3,814,938
CHS, Inc., 6.75% to 9/30/24, Series 3(g),(h)		90,453	2,543,538
CHS, Inc., 7.50%, Series 4(a),(g)		66,289	1,936,302

			8,294,778

INSURANCE	2.2%
LIFE/HEALTH INSURANCE	1.0%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(g),(h)		78,974	2,342,369
Athene Holding Ltd., 6.375% to 6/30/25, Series C(g),(h)		75,707	2,147,808
Athene Holding Ltd., 4.875%, Series D(a),(g)		80,400	2,100,852
Brighthouse Financial, Inc., 5.375%, Series C(a),(g)		144,000	3,827,520
CNO Financial Group, Inc., 5.125%, due 11/25/60		44,151	1,176,624
Equitable Holdings, Inc., 5.25%, Series A(g)		66,084	1,786,250

			13,381,423

PROPERTY CASUALTY	0.5%
Assurant, Inc., 5.25%, due 1/15/61(a)		77,761	2,101,102
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a),(g),(h)		132,981	3,895,014

			5,996,116

REINSURANCE	0.4%
Arch Capital Group Ltd., 5.45%, Series F(a),(g)		110,159	2,836,594
Arch Capital Group Ltd., 4.55%, Series G(g)		72,800	1,907,360

			4,743,954

REINSURANCE—FOREIGN	0.3%
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(g)		64,129	1,596,812

		Shares		Value
SiriusPoint Ltd., 8.00% to 2/26/26, Series B (Bermuda)(g),(h)		88,800		$2,519,256

				4,116,068

TOTAL INSURANCE				28,237,561

INTEGRATED TELECOMMUNICATIONS SERVICES	1.4%
AT&T, Inc., 4.75%, Series C(a),(g)		58,000		1,529,460
Telephone and Data Systems, Inc., 6.00%, Series VV(g)		142,000		3,585,500
Telephone and Data Systems, Inc., 6.625%, Series UU(g)		139,700		3,714,623
United States Cellular Corp., 5.50%, due 3/1/70		146,226		3,866,215
United States Cellular Corp., 5.50%, due 6/1/70		71,578		1,907,554
United States Cellular Corp., 6.25%, due 9/1/69		119,780		3,246,038

				17,849,390

PIPELINES	0.5%
Energy Transfer LP, 7.625% to 8/15/23, Series D(g),(h)		135,000		3,381,750
Energy Transfer LP, 7.60% to 5/15/24, Series E(g),(h)		111,530		2,828,401

				6,210,151

PIPELINES—FOREIGN	0.1%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(a),(h)		61,084		1,619,948

REAL ESTATE	1.3%
DIVERSIFIED	0.4%
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(g)		76,536		4,966,421

HOTEL	0.1%
Pebblebrook Hotel Trust, 6.375%, Series G(g)		81,600		2,084,880

INDUSTRIALS	0.3%
Monmouth Real Estate Investment Corp., 6.125%, Series C(g)		140,000		3,530,800

OFFICE	0.4%
Brookfield Property Partners LP, 5.75%, Series A(g)		104,400		2,450,268
Brookfield Property Partners LP, 6.375%, Series A2(g)		92,000		2,322,080

				4,772,348

SELF STORAGE	0.1%
National Storage Affiliates Trust, 6.00%, Series A(g)		61,179	†	1,603,502

TOTAL REAL ESTATE				16,957,951

UTILITIES—GAS	0.7%
NiSource, Inc., 6.50% to 3/15/24, Series B(g),(h)		50,551		1,387,120
Sempra Energy, 5.75%, due 7/1/79		77,200		2,123,000
South Jersey Industries, Inc., 5.625%, due 9/16/79(a)		130,724		3,482,487

		Shares		Value
Spire, Inc., 5.90%, Series A(g)		78,037		$2,128,849

				9,121,456

UTILITIES—FOREIGN	0.3%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(a),(h)		110,080		3,047,014

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$159,723,108)				172,684,367

		Principal Amount

PREFERRED SECURITIES—CAPITAL SECURITIES	49.6%
BANKS	14.4%
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a),(g),(h)		$3,200,000		3,340,720
Ally Financial, Inc., 4.70% to 5/15/28, Series C(g),(h)		5,140,000		5,384,150
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(g),(h)		6,831,000		7,805,101
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(g),(h)		2,950,000		3,291,684
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(g),(h)		9,250,000		10,180,781
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(g),(h)		3,763,000		4,220,204
Capital One Financial Corp., 3.95% to 9/1/26, Series M(g),(h)		1,842,000		1,901,865
Citigroup Capital III, 7.625%, due 12/1/36(a)		4,700,000		6,949,396
Citigroup, Inc., 3.875% to 2/18/26(a),(g),(h)		7,820,000		8,005,725
Citigroup, Inc., 4.00% to 12/10/25, Series W(g),(h)		1,720,000		1,786,564
Citigroup, Inc., 5.00% to 9/12/24, Series U(a),(g),(h)		4,094,000		4,286,316
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(g),(h)		3,500,000		3,828,125
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(g),(h)		3,635,000		4,217,363
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(g),(h)		1,000,000		1,126,300
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(a),(g),(h)		1,800,000		1,927,980
CoBank ACB, 6.125%, Series G(a),(b),(g)		46,500	†	4,673,250
CoBank ACB, 6.25% to 10/1/22, Series F(a),(g),(h)		33,000	†	3,448,500
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b),(g),(h)		4,334,000		4,976,429
Comerica, Inc., 5.625% to 7/1/25(a),(g),(h)		1,430,000		1,578,363
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A(a),(i)		935,906		1,340,451
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144A(g),(h),(i)		2,875,000		3,171,125
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(g),(h),(i)		63,000	†	6,804,000

		Principal Amount		Value
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%, Floor 3.75%), 144A (FRN)(g),(i),(j)		2,500	†	$2,135,155
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(g),(h)		$3,786,000		3,800,198
Goldman Sachs Group, Inc./The, 3.80% to 5/10/26, Series T(g),(h)		1,730,000		1,775,413
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(g),(h)		3,543,000		3,822,897
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(g),(h)		2,290,000		2,693,384
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(g),(h)		6,892,000		6,935,075
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HH(g),(h)		1,802,000		1,844,798
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FF(g),(h)		4,150,000		4,334,156
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(g),(h)		5,330,000		5,795,975
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(g),(h)		1,705,000		1,843,531
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(g),(h)		7,336,000		8,055,845
M&T Bank Corp., 3.50% to 9/1/26(g),(h)		2,375,000		2,363,125
PNC Financial Services Group, Inc./The, 3.40% to 9/15/26, Series T(g),(h)		4,530,000		4,530,000
Regions Financial Corp., 5.75% to 6/15/25, Series D(g),(h)		990,000		1,106,622
SVB Financial Group, 4.00% to 5/15/26, Series C(g),(h)		4,540,000		4,659,175
Truist Financial Corp., 4.95% to 9/1/25, Series P(g),(h)		1,898,000		2,077,968
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a),(g),(h)		3,830,000		4,412,160
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(b),(g),(h)		4,500,000		4,860,000
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(g),(h)		11,740,000		12,114,212
Wells Fargo & Co., 5.875% to 6/15/25, Series U(g),(h)		3,630,000		4,054,746
Wells Fargo & Co., 5.95%, due 12/1/86(a)		3,700,000		5,104,806

				182,563,633

BANKS—FOREIGN	15.8%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(g),(h),(k),(l)		1,200,000		1,496,796
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(g),(h),(l)		2,400,000		2,616,000
Banco BPM SpA, 6.125% to 1/21/25 (Italy)(g),(h),(k),(l)		1,400,000		1,714,644
Banco BPM SpA, 6.50% to 1/19/26 (Italy)(g),(h),(k),(l)		600,000		765,814
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(g),(h),(k),(l)		1,600,000		1,981,288
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)(g),(h),(k),(l)		400,000		476,063
Banco Santander SA, 3.625% to 3/21/29 (Spain)(g),(h),(k),(l)		1,600,000		1,811,659
Banco Santander SA, 4.75% to 11/12/26 (Spain)(g),(h),(l)		6,000,000		6,126,420
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(g),(h),(i)		4,800,000		5,147,645
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(g),(h),(k),(l)		1,000,000		1,288,721

	Principal Amount	Value
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(g),(h),(k),(l)	$1,800,000	$2,454,018
Bank of Nova Scotia/The, 3.625% to 10/27/26, due 10/27/81, Series 2 (Canada)	2,000,000	1,990,896
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(g),(h)	2,040,000	2,198,100
Barclays PLC, 4.375% to 3/15/28 (United Kingdom)(g),(h),(l)	3,400,000	3,406,120
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(g),(h),(l)	2,800,000	3,102,764
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(g),(h),(l)	1,800,000	2,722,354
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(g),(h),(k),(l)	1,400,000	1,434,972
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(g),(h),(l)	3,400,000	3,842,017
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(g),(h),(i),(l)	2,074,000	2,252,260
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(a),(g),(h),(i),(l)	2,400,000	2,867,556
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(g),(h),(i),(l)	6,100,000	7,080,239
Commerzbank AG, 4.25% to 10/9/27 (Germany)(g),(h),(k),(l)	1,800,000	2,105,609
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(g),(h),(i),(l)	2,200,000	2,451,350
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(g),(h),(i),(l)	3,200,000	3,572,739
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(g),(h),(i),(l)	5,500,000	6,656,309
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(g),(h),(i),(l)	2,400,000	2,517,000
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(g),(h),(i),(l)	3,700,000	4,070,000
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(g),(h),(k),(l)	3,400,000	3,533,416
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(g),(h),(i),(l)	2,000,000	2,217,200
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(g),(h),(i),(l)	1,800,000	1,970,633
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(g),(h),(i),(l)	6,400,000	6,859,200
Danske Bank A/S, 4.375% to 5/18/26 (Denmark)(g),(h),(k),(l)	2,000,000	2,041,292
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(g),(h),(k),(l)	800,000	901,340
Deutsche Bank AG, 4.789% to 4/30/25 (Germany)(g),(h),(k),(l)	1,600,000	1,616,986
Deutsche Bank AG, 6.00% to 10/30/25 (Germany)(g),(h),(l)	2,000,000	2,115,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(g),(h),(l)	1,400,000	1,542,702
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(g),(h),(i)	2,367,000	3,906,260
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(g),(h),(l)	1,800,000	1,803,960
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(g),(h),(l)	3,800,000	4,152,621
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(g),(h),(l)	2,100,000	2,369,504

	Principal Amount	Value
ING Groep N.V., 3.875% to 5/16/27 (Netherlands)(g),(h),(l)	$2,200,000	$2,139,280
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)(g),(h),(k),(l)	1,000,000	1,043,350
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(g),(h),(l)	1,400,000	1,533,301
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(g),(h),(k),(l)	1,400,000	1,527,750
Intesa Sanpaolo SpA, 5.50% to 3/1/28, Series EMTN (Italy)(g),(h),(k),(l)	1,650,000	2,123,907
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(g),(h),(i),(l)	1,800,000	2,038,302
La Banque Postale SA, 3.00% to 11/20/28 (France)(g),(h),(k),(l)	2,000,000	2,266,321
Lloyds Banking Group PLC, 6.413% to 10/1/35, 144A (United Kingdom)(g),(h),(i)	1,200,000	1,692,000
Lloyds Banking Group PLC, 6.657% to 5/21/37, 144A (United Kingdom)(g),(h),(i)	1,500,000	2,179,245
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(g),(h),(l)	1,666,000	1,865,920
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(g),(h),(l)	1,600,000	1,856,822
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(g),(h),(i),(l)	1,350,000	1,480,727
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(g),(h),(k),(l)	1,000,000	1,493,283
Natwest Group PLC, 4.60% to 6/28/31 (United Kingdom)(g),(h),(l)	3,400,000	3,424,820
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(g),(h),(l)	1,400,000	1,570,282
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(g),(h),(l)	3,300,000	3,902,464
Nordea Bank Abp, 3.75% to 3/1/29, 144A (Finland)(g),(h),(i),(l)	2,200,000	2,169,750
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(g),(h),(i),(l)	2,000,000	2,300,430
Piraeus Financial Holdings SA, 8.75% to 6/16/26 (Greece)(g),(h),(k),(l)	1,000,000	1,180,955
Royal Bank of Canada, 3.65% to 10/24/26, due 11/24/81 (Canada)(h)	2,000,000	1,572,620
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)(h)	2,800,000	2,343,458
Societe Generale SA, 4.75% to 5/26/26, 144A (France)(g),(h),(i),(l)	2,200,000	2,253,636
Societe Generale SA, 5.375% to 11/18/30, 144A (France)(g),(h),(i),(l)	1,000,000	1,073,130
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(g),(h),(i),(l)	5,000,000	5,634,400
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(g),(h),(i),(l)	2,200,000	2,429,878
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(g),(h),(i),(l)	2,600,000	3,045,913

		Principal Amount	Value
Standard Chartered PLC, 4.30% to 8/19/28, 144A (United Kingdom)(g),(h),(i),(l)		$1,200,000	$1,183,500
Standard Chartered PLC, 4.75% to 1/14/31, 144A (United Kingdom)(g),(h),(i),(l)		1,000,000	1,009,375
Standard Chartered PLC, 7.014% to 7/30/37, 144A (United Kingdom)(g),(h),(i)		2,800,000	3,874,668
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(g),(h),(i),(l)		2,300,000	2,479,377
Stichting AK Rabobank Certificaten, 19.437% (Netherlands)(g),(k)		1,814,425	3,027,891
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)(g),(h),(k),(l)		600,000	636,077
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(g),(h),(k),(l)		3,200,000	3,416,563
UBS Group AG, 3.875% to 6/2/26, 144A (Switzerland)(g),(h),(i),(l)		2,400,000	2,401,536
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(g),(h),(k),(l)		2,000,000	2,273,750
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(g),(h),(k),(l)		1,600,000	1,825,000
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(g),(h),(i),(l)		3,400,000	3,711,627
UniCredit SpA, 4.45% to 12/3/27, Series EMTN (Italy)(g),(h),(k),(l)		1,800,000	2,163,740
UniCredit SpA, 7.50% to 6/3/26 (Italy)(g),(h),(k),(l)		600,000	820,546
UniCredit SpA, 8.00% to 6/3/24 (Italy)(g),(h),(k),(l)		3,000,000	3,284,055

			201,429,116

ELECTRIC	1.0%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(a),(g),(h)		1,020,000	1,081,838
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(a),(h)		2,300,000	2,593,043
Duke Energy Corp., 3.25% to 1/15/27, due 1/15/82(h)		1,524,000	1,517,823
Duke Energy Corp., 4.875% to 9/16/24(a),(g),(h)		2,300,000	2,463,875
Southern California Edison Co., 6.25% to 2/1/22, Series E(g),(h)		1,400,000	1,413,989
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(h)		3,774,000	3,854,386

			12,924,954

ELECTRIC—FOREIGN	1.0%
Electricite de France SA, 2.625% to 12/1/27 (France)(g),(h),(k)		2,000,000	2,355,748
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a),(h)		8,300,000	9,883,266

			12,239,014

FINANCIAL	2.6%
American Express Co., 3.55% to 9/15/26(g),(h)		5,310,000	5,418,722

		Principal Amount		Value
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144A(a),(h),(i)		$1,424,000		$1,486,408
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144A(h),(i)		1,780,000		1,843,422
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(g),(h)		4,370,000		4,513,118
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(g),(h)		9,855,000		10,298,475
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(g),(h)		5,383,000		5,995,316
Discover Financial Services, 6.125% to 6/23/25, Series D(g),(h)		790,000		887,344
ILFC E-Capital Trust I, 3.46% to 12/21/21, due 12/21/65, 144A(h),(i)		3,009,000		2,437,982

				32,880,787

FOOD	1.3%
Dairy Farmers of America, Inc., 7.875%, 144A(e),(g),(i)		52,100	†	5,236,050
Dairy Farmers of America, Inc., 7.875%, Series B, 144A(g),(i)		82,000	†	8,384,500
Land O’ Lakes, Inc., 7.00%, 144A(g),(i)		1,650,000		1,754,833
Land O’ Lakes, Inc., 7.25%, 144A(g),(i)		945,000		1,018,445

				16,393,828

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.2%
General Electric Co., 3.446% (3 Month US LIBOR + 3.33%), Series D (FRN)(a),(b),(g),(j)		2,123,000		2,082,787

INSURANCE	6.9%
FINANCE	0.2%
Liberty Mutual Group, Inc., 4.125% to 12/15/26, due 12/15/51, 144A(h),(i)		2,096,000		2,155,238

LIFE/HEALTH INSURANCE	2.5%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(g),(h)		3,480,000		3,784,500
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(i)		2,381,000		3,315,328
MetLife, Inc., 10.75%, due 8/1/69(a),(b)		3,592,000		6,290,089
MetLife, Inc., 5.875% to 3/15/28, Series D(g),(h)		1,071,000		1,260,628
MetLife, Inc., 9.25%, due 4/8/68, 144A(a),(b),(i)		7,665,000		11,679,779
SBL Holdings, Inc., 6.50% to 11/13/26, 144A(g),(h),(i)		3,120,000		3,088,800
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(g),(h),(i)		2,100,000		2,123,625

				31,542,749

LIFE/HEALTH INSURANCE—FOREIGN	0.5%
Ageas SA, 3.875% to 12/10/29 (Belgium)(g),(h),(k),(l)		1,600,000		1,973,893
Legal & General Group PLC, 5.625% to 3/24/31 (United Kingdom)(g),(h),(k),(l)		1,500,000		2,265,047

		Principal Amount	Value
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)(g),(h),(k),(l)		$1,200,000	$1,879,074

			6,118,014

MULTI-LINE	0.8%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9(a),(h)		1,719,000	1,976,850
American International Group, Inc., 8.175% to 5/15/38, due 5/15/68(a),(h)		3,930,000	5,823,258
Hartford Financial Services Group, Inc./The, 2.25% (3 Month US LIBOR + 2.125%), due 2/12/67, 144A, Series ICON (FRN)(i),(j)		2,200,000	2,128,504

			9,928,612

MULTI-LINE—FOREIGN	0.6%
Allianz SE, 3.50% to 11/17/25, 144A (Germany)(g),(h),(i),(l)		800,000	811,360
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(g),(h),(i)		2,399,000	3,358,876
CNP Assurances, 4.875% to 4/7/31 (France)(g),(h),(k),(l)		1,800,000	1,894,414
UnipolSai Assicurazioni SpA, 6.375% to 4/27/30 (Italy)(g),(h),(k),(l)		1,500,000	2,040,335

			8,104,985

PROPERTY CASUALTY	0.8%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a),(h)		2,900,000	3,393,350
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(h)		2,484,000	2,650,623
Markel Corp., 6.00% to 6/1/25(g),(h)		2,200,000	2,440,350
PartnerRe Finance B LLC, 4.50% to 4/1/30, due 10/1/50(h)		2,160,000	2,280,075

			10,764,398

PROPERTY CASUALTY—FOREIGN	1.0%
Athora Netherlands NV, 6.25% to 11/16/22 (Netherlands)(g),(h),(k)		2,600,000	2,734,365
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)(g),(h),(k),(l)		2,200,000	2,914,698
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(h),(k)		2,400,000	2,637,600
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(g),(h),(i)		2,000,000	2,235,000
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(h),(k)		2,600,000	2,940,990

			13,462,653

		Principal Amount	Value

REINSURANCE	0.5%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(a),(h)		$2,350,000	$2,507,983
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144A(h),(i)		3,410,000	3,528,575

			6,036,558

TOTAL INSURANCE			88,113,207

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.5%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(h)		5,580,000	5,654,688
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a),(h)		1,030,000	1,260,801

			6,915,489

OIL & GAS—FOREIGN	0.9%
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a),(g),(h)		10,350,000	11,403,217

PIPELINES	0.3%
Energy Transfer LP, 6.50% to 11/15/26, Series H(g),(h)		2,520,000	2,630,553
Energy Transfer LP, 7.125% to 5/15/30, Series G(g),(h)		1,400,000	1,471,750

			4,102,303

PIPELINES—FOREIGN	2.9%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(h)		4,620,000	5,231,919
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a),(h)		4,012,000	4,446,479
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a,h)		5,330,000	5,944,148
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a),(h)		9,014,000	9,971,738
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(h)		2,733,000	2,955,056
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a),(h)		7,002,000	7,859,745

			36,409,085

REAL ESTATE—RETAIL—FOREIGN	0.7%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(h),(i)		4,000,000	4,283,000

		Principal Amount	Value
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(h),(i)		$4,000,000	$4,303,800

			8,586,800

UTILITIES	1.1%
ELECTRIC	1.0%
Edison International, 5.375% to 3/15/26, Series A(g),(h)		3,860,000	3,996,258
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a),(h)		3,150,000	3,698,541
Sempra Energy, 4.875% to 10/15/25(g),(h)		5,430,000	5,905,125

			13,599,924

GAS	0.1%
South Jersey Industries, Inc., 5.02%, due 4/15/31		1,040,000	1,133,244

TOTAL UTILITIES			14,733,168

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$579,786,109)			630,777,388

		Shares

SHORT-TERM INVESTMENTS	0.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%(m)		11,893,918	11,893,918

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$11,893,918)			11,893,918

PURCHASED OPTION CONTRACTS (Premiums paid—$484,006)	0.1%		566,534

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,319,654,320)	132.4%		$1,682,480,456
WRITTEN OPTION CONTRACTS	(0.0)		(540,397)
LIABILITIES IN EXCESS OF OTHER ASSETS	(32.4)		(411,065,951)

NET ASSETS (Equivalent to $26.70 per share based on 47,590,154 shares of common stock outstanding)	100.0%		$1,270,874,108

Exchange-Traded Option Contracts

Written Options Equity Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call—Kilroy Realty Corp.	$70.00	11/19/21	100	$(662,100)	$(14,854)	$(10,500)
Put—Healthpeak Properties, Inc.	34.00	10/15/21	527	(1,764,396)	(44,047)	(50,065)
Put—Ventas, Inc.	52.50	10/15/21	376	(2,075,896)	(29,541)	(14,288)
Put—Welltower, Inc.	82.50	10/15/21	240	(1,977,600)	(23,605)	(45,600)
Put—Simon Property Group, Inc.	120.00	11/19/21	155	(2,014,535)	(33,996)	(44,950)
Put—Weyerhaeuser Co.	34.00	11/19/21	658	(2,340,506)	(71,436)	(65,800)
			2,056	$(10,835,033)	$(217,479)	$(231,203)

Over-The-Counter Option Contracts

Purchased Options Interest Rate Swaption
Description	Counterparty	Expiration Date	Exercise Rate	Notional Amount(o)	Premiums Paid	Value
Option to receive 3-month LIBOR Quarterly, Pay 1.75% Semiannually, maturing 4/5/32	Goldman Sachs International	4/1/22	1.75%	$18,885,000	$315,230	$294,870
Option to receive 3-month LIBOR Quarterly, Pay 1.48% Semiannually, maturing 4/22/32	Goldman Sachs International	4/20/22	1.48%	9,090,000	168,776	271,664

				$27,975,000	$484,006	$566,534

Written Options Interest Rate Swaption
Description	Counterparty	Expiration Date	Exercise Rate	Notional Amount(o)	Premiums Recieved	Value
Option to receive 3-month LIBOR Quarterly, Pay 2.05% Semiannually, maturing 4/5/32	Goldman Sachs International	4/1/22	2.05%	$(18,885,000)	$(168,410)	$(143,243)
Option to receive 3-month LIBOR Quarterly, Pay 1.78% Semiannually, maturing 4/22/32	Goldman Sachs International	4/20/22	1.78%	(9,090,000)	(89,695)	(144,385)

				$(27,975,000)	$(258,105)	$(287,628)

Equity Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call—Host Hotels & Resorts, Inc.	Goldman Sachs International	$128.00	11/19/21	830	$(1,355,390)	$(32,594)	$(21,566)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable		Fixed Payment Frequency	Floating Rate Receivable (resets monthly)		Floating Payment Frequency	Maturity Date	Value	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
$ 105,000,000	0.670	%(p)	Monthly	1 month LIBOR	(p)	Monthly	9/15/25	$628,469	$—	$628,469
87,500,000	1.240%		Monthly	0.083	%(q)	Monthly	2/3/26	(1,489,862)	(31,155)	(1,521,017)
65,000,000	0.762%		Monthly	0.083	%(q)	Monthly	9/15/26	642,624	—	642,624
105,000,000	1.237	%(p)	Monthly	1 month LIBOR	(p)	Monthly	9/15/27	632,263	—	632,263

								$413,494	$(31,155)	$382,339

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	5,028,783	USD	3,980,767	10/4/21	$10,493
Brown Brothers Harriman	EUR	1,912,103	USD	2,239,786	10/4/21	24,901
Brown Brothers Harriman	EUR	3,624,017	USD	4,250,784	10/4/21	52,904
Brown Brothers Harriman	EUR	25,230,215	USD	29,790,576	10/4/21	565,159
Brown Brothers Harriman	GBP	6,369,806	USD	8,755,935	10/4/21	173,257
Brown Brothers Harriman	USD	3,968,640	CAD	5,028,783	10/4/21	1,634
Brown Brothers Harriman	USD	8,580,320	GBP	6,369,806	10/4/21	2,358
Brown Brothers Harriman	USD	35,624,955	EUR	30,766,335	10/4/21	13,227
Brown Brothers Harriman	CAD	5,027,436	USD	3,967,092	11/2/21	(1,967)
Brown Brothers Harriman	EUR	30,539,149	USD	35,378,535	11/2/21	(15,697)
Brown Brothers Harriman	GBP	6,245,485	USD	8,412,544	11/2/21	(2,936)

						$823,333

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $867,937,855 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $367,780,893 in aggregate has been rehypothecated.
(c)	All or a portion of the security is pledged in connection with written option contracts. $31,165,660 in aggregate has been pledged as collateral.
(d)	Non-income producing security.
(e)	Security value is determined based on significant unobservable inputs (Level 3).
(f)

Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469. Security value is determined based on significant unobservable inputs Level 3).

(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(h)	Security converts to floating rate after the indicated fixed-rate coupon period.
(i)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $171,150,141 which represents 13.5% of the net assets of the Fund, of which 0.0% are illiquid.

(j)	Variable rate. Rate shown is in effect at September 30, 2021.
(k)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $74,341,970 which represents 5.8% of the net assets of the Fund, of which 0.0% are illiquid.

(l)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $187,275,154 which represents 14.7% of the net assets of the Fund (11.0% of the managed assets of the Fund).

(m)	Rate quoted represents the annualized seven-day yield.
(n)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(o)	Amount represents number of contracts multiplied by notional contract size.
(p)	The Fund entered into two forward-starting interest rate swap contracts with interest receipts and payments commencing on December 24, 2021 and December 24, 2022, respectively (effective dates).
(q)	Based on 1 month LIBOR. Represents rates in effect at September 30, 2021.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Industrials	$97,925,226	$93,326,360	$—	$4,598,866	(a)
Other Industries	768,633,023	768,633,023	—	—
Preferred Securities—$25 Par Value:
Electric	9,539,468	6,244,914	3,294,554	—
Other Industries	163,144,899	163,144,899	—	—
Preferred Securities—Capital Securities:
Food	16,393,828	—	11,157,778	5,236,050	(b)
Other Industries	614,383,560	—	614,383,560	—
Purchased Option Contracts	566,534	—	566,534	—
Short-Term Investments	11,893,918	—	11,893,918	—

Total Investments in Securities(c)	$1,682,480,456	$1,031,349,196	$641,296,344	$9,834,916

Forward Foreign Currency Exchange Contracts	$843,933	$—	$843,933	$—
Interest Rate Swap Contracts	1,903,356	—	1,903,356	—

Total Derivative Assets(c)	$2,747,289	$—	$2,747,289	$—

Forward Foreign Currency Exchange Contracts	$(20,600)	$—	$(20,600)	$—
Interest Rate Swap Contracts	(1,521,017)	—	(1,521,017)	—
Written Option Contracts	(540,397)	(220,703)	(319,694)	—

Total Derivative Liabilities(c)	$(2,082,014)	$(220,703)	$(1,861,311)	$—

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

(c)	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities		Written Option Contracts
Balance as of December 31, 2020	$16,615,001		$(9,240)
Purchases	69,809	(a)	—
Realized gain (loss)	—		186,707
Transfer out of Level 3(b)	(8,384,500)		—
Change in unrealized appreciation (depreciation)	1,534,606		(177,467)

Balance as of September 30, 2021	$9,834,916		$—

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $1,063,107.

(a)	Represents additional shares acquired through dividend reinvest.
(b)

As of December 31, 2020, the Fund used significant unobservable inputs in determining the value of this investment. As of September 30, 2021, the same investment was transferred from Level 3 to Level 2 as a result of the availability of observable inputs.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2021	Valuation Technique	Unobservable Inputs	Amount		Valuation Impact from an Increase in Input(a)
Common Stock—Real Estate—Industrials	$ 4,598,866	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple Liquidity Discount	21.0 15	x %	Increase Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2021:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$31,301,213	$36,039,288	$307,500,000	$40,742,237

a)

Average notional amounts represent the average for all months in which the Fund had written option contracts outstanding at month end. For the period, this represents seven months and nine months for purchased and written option contracts, respectively.

b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.